Exhibit 10(i)

2003 KEY ASSOCIATE STOCK PLAN

RESTRICTED STOCK UNITS AWARD AGREEMENT

GRANTED TO	GRANT DATE	NUMBER OF RESTRICTED STOCK UNITS	FAIR MARKET VALUE PER SHARE
$

Note: The number of Restricted Stock Units is based on a “divisor price” of $            , which is the five-day average closing price of Bank of America Corporation common stock for the five business days immediately preceding and including the grant date, February 15, 2005.

This Restricted Stock Units Award Agreement and all Exhibits hereto (the “Agreement”) is made between Bank of America Corporation, a Delaware corporation (“Bank of America”), and you, an employee of Bank of America or one of its Subsidiaries.

Bank of America sponsors the Bank of America Corporation 2003 Key Associate Stock Plan (the “Stock Plan”). A prospectus describing the Stock Plan has been delivered to you. The Stock Plan itself is available upon request, and its terms and provisions are incorporated herein by reference. When used herein, the terms which are defined in the Stock Plan shall have the meanings given to them in the Stock Plan, as modified herein (if applicable).

The Restricted Stock Units covered by this Agreement are being awarded to you in connection with your participation in the Bank of America Corporation Executive Incentive Compensation Plan, subject to the following terms and provisions:

1.	Subject to the terms and conditions of the Stock Plan and this Agreement, Bank of America awards to you the number of Restricted Stock Units shown above. Each Restricted Stock Unit shall have a value equal to the Fair Market Value of one (1) share of Bank of America common stock.

2.	You acknowledge having read the Prospectus and agree to be bound by all the terms and conditions of the Stock Plan and this Agreement.

3.	If a cash dividend is paid with respect to Bank of America common stock, you shall be paid in cash at the same time as cash dividends on actual shares of Bank of America common stock are paid an amount equal to the total cash dividend you would have received had your Restricted Stock Units been actual shares of Bank of America common stock.

4.	The Restricted Stock Units covered by this award shall become earned by, and payable to, you in the amounts and on the dates shown on the enclosed Exhibit A.

5.

You agree that you shall comply with (or provide adequate assurance as to future compliance with) all applicable securities laws and income tax laws as determined by Bank of America as a condition precedent to the delivery of any shares of Bank of America common stock pursuant to this Agreement. In addition, you agree that, upon request, you will furnish a letter agreement providing that (i) you will not distribute or resell

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any of said shares in violation of the Securities Act of 1933, as amended, (ii) you will indemnify and hold Bank of America harmless against all liability for any such violation and (iii) you will accept all liability for any such violation.

6.	By executing and returning a Beneficiary Designation Form, you may designate a beneficiary to receive payment in connection with the Restricted Stock Units awarded hereunder in the event of your death while in service with Bank of America. If you do not designate a beneficiary or if your designated beneficiary does not survive you, then your beneficiary will be your estate. A Beneficiary Designation Form has been included in your award package and may also be obtained by contacting Executive Compensation as described in the Prospectus.

7.	The existence of this award shall not affect in any way the right or power of Bank of America or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in Bank of America’s capital structure or its business, or any merger or consolidation of Bank of America, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or convertible into, or otherwise affecting the Bank of America common stock or the rights thereof, or the dissolution or liquidation of Bank of America, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

8.	Bank of America may, in its sole discretion, decide to deliver any documents related to this grant or future Awards that may be granted under the Plans by electronic means or request your consent to participate in the Plans by electronic means. You hereby consent to receive such documents by electronic delivery and, if requested, agree to participate in the Plans through an on-line or electronic system established and maintained by Bank of America or another third party designated by Bank of America.

Any notice which either party hereto may be required or permitted to give to the other shall be in writing and may be delivered personally, by intraoffice mail, by fax, by electronic mail or other electronic means, or via a postal service, postage prepaid, to such electronic mail or postal address and directed to such person as Bank of America may notify you from time to time; and to you at your electronic mail or postal address as shown on the records of Bank of America from time to time, or at such other electronic mail or postal address as you, by notice to Bank of America, may designate in writing from time to time.

9.	Regardless of any action Bank of America or your employer takes with respect to any or all income tax, payroll tax or other tax-related withholding (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items owed by you is and remains your responsibility and that Bank of America and/or your employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the grant of Restricted Stock Units, including the grant and vesting the Restricted Stock Units, the subsequent sale of Shares acquired upon the vesting of the Restricted Stock Units and the receipt of any dividends; and (ii) do not commit to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate your liability for Tax-Related Items.

In the event Bank of America determines that it and/or your employer must withhold any Tax-Related Items as a result of your participation in the Stock Plan, you agree as a condition of the grant of the Restricted Stock Units to make arrangements satisfactory to Bank of America and/or your employer to enable it to satisfy all withholding requirements, including, but not limited to, withholding any applicable Tax-Related Items from the pay-out of the Restricted Stock Units. In addition, you authorize Bank of America and/or your employer to fulfill its withholding obligations by all legal means, including, but not limited to: withholding Tax-Related Items from your wages, salary or other cash compensation your employer pays to you; withholding Tax-Related Items from the cash proceeds, if any, received upon sale of any Shares received in payment for your Restricted Stock Units; and at the time of payment, withholding Shares sufficient to meet minimum withholding obligations for Tax-Related Items. Bank of

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America may refuse to issue and deliver Shares in payment of any earned Restricted Stock Units if you fail to comply with any withholding obligation.

10.	The validity, construction and effect of this Agreement are governed by, and subject to, the laws of the State of Delaware and the laws of the United States, as provided in the Plans. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or this Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of North Carolina and agree that such litigation shall be conducted solely in the courts of Mecklenburg County, North Carolina or the federal courts for the United States for the Western District of North Carolina, where this grant is made and/or to be performed, and no other courts.

11.	In the event any provision of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Agreement, and the Agreement shall be construed and enforced as if the illegal or invalid provision had not been included. This Agreement constitutes the final understanding between you and Bank of America regarding the Restricted Stock Units. Any prior agreements, commitments or negotiations concerning the Restricted Stock Units are superseded. Subject to the terms of the Stock Plan, this Agreement may only be amended by a written instrument signed by both parties.

IN WITNESS WHEREOF, Bank of America has caused this Agreement to be executed by its duly authorized officer effective as of the Grant Date listed above.

BANK OF AMERICA CORPORATION

By:
Chief Executive Officer and President

2005 US RSU

(EIC Plan)

Exhibit A

Bank of America Corporation

2003 KEY ASSOCIATE STOCK PLAN

Payment of Restricted Stock Units

(a) Payment Schedule. Subject to the provisions of paragraph (b) below, the Restricted Stock Units shall become earned and payable on February 15, 2008 (i.e., the third anniversary of the Grant Date) if you remain employed with Bank of America and its Subsidiaries through that date. Shares will be issued as soon as administratively practicable, generally within 15 days after the payment date.

(b) Termination of Employment Prior To Payment. If your employment with Bank of America and its Subsidiaries terminates prior to the above payment date, then any unearned Restricted Stock Units shall become earned and payable or be forfeited depending on the reason for termination as follows:

(i)	Death, Disability, Retirement, or Termination by Bank of America due to Workforce Reduction or Divestiture. Any unearned Restricted Stock Units shall become immediately earned and payable as of the date of your termination of employment if your termination is due to (i) death, (ii) Disability, (iii) Retirement, (iv) Workforce Reduction or (v) Divestiture. (Shares will be issued as soon as administratively practicable, generally within 30 days after notification of termination from the payroll system.)

(ii)	Termination by Bank of America Without Cause. If your employment is terminated by your employer without Cause (not including Workforce Reduction or Divestiture), then any unearned Restricted Stock Units shall become immediately earned and payable as of such date. (Shares will be issued as soon as administratively practicable, generally within 30 days after notification of termination from the payroll system.)

(iii)	Termination by Bank of America With Cause. If your employment is terminated by your employer with Cause, then any unearned Restricted Stock Units shall be immediately forfeited as of your employment termination date.

(iv)	Termination by You. If you voluntarily terminate your employment (other than Retirement), then any unearned Restricted Stock Units shall be immediately forfeited as of your employment termination date.

(c) Form of Payment. Payment of Restricted Stock Units shall be payable in the form of one share of common stock for each Restricted Stock Unit that is payable.

(d) Definitions. For purposes hereof, the following terms shall have the following meanings:

“Cause” shall be defined as that term is defined in your offer letter or other applicable employment agreement; or, if there is no such definition, “Cause” means a termination of your employment with Bank of America and its Subsidiaries if it occurs in conjunction with a determination by your employer

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(3-year hold)

that you have (i) committed an act of fraud or dishonesty in the course of your employment; (ii) been convicted of (or plead no contest with respect to) a crime constituting a felony; (iii) failed to perform your job function(s), which Bank of America views as being material to your position and the overall business of Bank of America and its Subsidiaries under circumstances where such failure is detrimental to Bank of America or any Subsidiary; (iv) materially breached any written policy applicable to employees of Bank of America and its Subsidiaries including, but not limited to, the Bank of America Corporation Code of Ethics and General Policy on Insider Trading; or (v) made an unauthorized disclosure of any confidential or proprietary information of Bank of America or its Subsidiaries or have committed any other material violation of Bank of America’s written policy regarding Confidential and Proprietary Information.

“Divestiture” means a termination of your employment with Bank of America and its Subsidiaries as the result of a divestiture or sale of a business unit as determined by your employer based on the personnel records of Bank of America and its Subsidiaries.

“Retirement” means your termination of employment with Bank of America and its Subsidiaries (including due to your death or Disability but excluding for Cause) after you have (i) completed at least ten (10) years of “Vesting Service” under the tax-qualified Pension Plan sponsored by Bank of America in which you participate and (ii) attained a combined age and years of “Vesting Service” equal to at least sixty (60).

“Workforce Reduction” means your termination of employment with Bank of America and its Subsidiaries as a result of a labor force reduction, realignment or similar measure as determined by your employer and (i) you receive severance pay under the Corporate Severance Program (or any successor program) upon termination of employment, or (ii) if not eligible to receive such severance pay, you are notified in writing by an authorized officer of Bank of America or any Subsidiary that the termination is as a result of such action. Your termination of employment shall not be considered due to Workforce Reduction unless you have first executed all documents required under the Corporate Severance Program or otherwise, including without limitation any required release of claims.

2005 U.S. Stk Opt

(3-year hold)

2003 KEY ASSOCIATE STOCK PLAN

STOCK OPTION AWARD AGREEMENT

GRANTED TO	GRANT DATE	EXPIRATION DATE	NUMBER OF SHARES	OPTION PRICE PER SHARE
$

This Stock Option Award Agreement and all Exhibits hereto (the “Agreement”) is made between Bank of America Corporation, a Delaware corporation (“Bank of America”), and you, an associate of Bank of America or one of its Subsidiaries.

Bank of America sponsors the Bank of America Corporation 2003 Key Associate Stock Plan (the “Plan”). A Prospectus describing the Plan has been delivered to you. The Plan itself is available upon request, and its terms and provisions are incorporated herein by reference. When used herein, the terms which are defined in the Plan shall have the meanings given to them in the Plan, as modified herein (if applicable).

You and Bank of America mutually covenant and agree as follows:

1.	Subject to the terms and conditions of the Plan and this Agreement, Bank of America grants to you the option (the “Option”) to purchase from Bank of America the above-stated number of Shares of Bank of America Common Stock at the Option Price per share stated above. This Option is not intended to be an Incentive Stock Option. You acknowledge having read the Prospectus and agree to be bound by all of the terms and conditions of the Plan.

2.	This Option vests and is exercisable by you as described on Exhibit A attached hereto and incorporated herein by reference. The manner of exercising the Option and the method for paying the applicable Option Price shall be as set forth in the Plan. Any applicable withholding taxes must also be paid by you in accordance with the Plan. Shares issued upon exercise of the Option shall be issued solely in your name. The right to purchase Shares pursuant to the Option shall be cumulative so that when the right to purchase additional Shares has vested pursuant to the schedule on Exhibit A, such Shares or any part thereof may be purchased thereafter until the expiration of the Option.

3.	In the event of your termination of employment with Bank of America and its Subsidiaries and subject to the provisions of this paragraph 3 and Exhibit A, this Option shall expire on the earlier of the Expiration Date stated above or the following cancellation date depending on the reason for termination:

Reason for Termination	Cancellation Date
Retirement Death or Disability Workforce Reduction or Divestiture Cause All Other Terminations	Expiration Date (as stated above) 12 months from termination date 12 months from termination date termination date 90 days from termination date

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(3-year hold)

The reasons for termination are as defined on Exhibit A. For purposes of this Agreement, your employment termination date will be determined by the Plan Committee based on the personnel records of Bank of America and its Subsidiaries and will be prior to your commencement of any period of severance pay, if applicable.

4.	The Option may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. If the Option is exercisable following your death, the Option shall be exercisable by such person empowered to do so under your will, or if you fail to make a testamentary disposition of the Option or shall have died intestate, by your executor or other legal representative.

5.	“Net Profit Shares” (as defined below) acquired upon exercise of the Option must be held by you until the earlier of (i) the third anniversary of the exercise date or (ii) the date of your termination of employment with Bank of America and its Subsidiaries. Any attempt to sell, transfer, pledge, assign or otherwise alienate or hypothecate Net Profit Shares prior to completion of such period shall be null and void. For purposes hereof, “Net Profit Shares” means the aggregate number of Shares with respect to which the Option is exercised minus Shares having an aggregate Fair Market Value as of the exercise date equal to the sum of (x) the aggregate Option Price with respect to the exercise and (y) the amount of all applicable taxes with respect to the exercise, assuming your maximum applicable federal, state and local tax rates for such purpose.

6.	If your employment with Bank of America and its Subsidiaries is terminated for Cause, any Net Profit Shares held by you on the date of termination that have not yet become transferable in accordance with paragraph 5 above shall be immediately forfeited. In that case, (i) your right to vote and to receive cash dividends on, and all other rights, title or interest in, to or with respect to, such forfeited Net Profit Shares shall automatically, without further act, terminate and (ii) such forfeited Net Profit Shares shall be returned to Bank of America. You hereby irrevocably appoint (which appointment is coupled with an interest) Bank of America as your agent and attorney-in-fact to take any necessary or appropriate action to cause such forfeited Net Profit Shares to be returned to Bank of America, including without limitation executing and delivering stock powers and instruments of transfer, making endorsements and/or making, initiating or issuing instructions or entitlement orders, all in your name and on your behalf. You hereby ratify and approve all acts done by Bank of America as such attorney-in-fact. Without limiting the foregoing, you expressly acknowledge and agree that any transfer agent for such forfeited Net Profit Shares is fully authorized and protected in relying on, and shall incur no liability in acting on, any documents, instruments, endorsements, instructions, orders or communications from Bank of America in connection with such forfeited Net Profit Shares or the transfer thereof, and that any such transfer agent is a third party beneficiary of this Agreement.

7.	Bank of America reserves the right to have restrictive legends placed on the Net Profit Shares or to require you to hold the Net Profit Shares with a broker designated by Bank of America. If any such broker requires from you an instruction letter (substantially in the form attached hereto as Exhibit B or in such other form as the broker may reasonably require) authorizing the broker to follow the written instructions of Bank of America regarding the disposition of the Net Profit Shares if the Net Profit Shares are forfeited in accordance with paragraph 6 above, then you agree to promptly execute such instruction letter as and when requested.

8.	You agree that, upon request, you will furnish a letter agreement providing (i) that you will not distribute or resell in violation of the Securities Act of 1933, as amended, any of the Shares acquired upon your exercise of the Option, (ii) that you indemnify and hold Bank of America harmless against all liability for any such violation and (iii) that you will accept all liability for any such violation.

9.	The existence of this Option shall not affect in any way the right or power of Bank of America or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in Bank of America’s capital structure or its business, or any merger or consolidation of Bank of America, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of Bank of America, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

10.	Bank of America may, in its sole discretion, decide to deliver any documents related to this Option grant or future Awards that may be granted under the Plan by electronic means or request your consent to participate in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and, if requested, agree to participate in the Plan through an on-line or electronic system established and maintained by Bank of America or another third party designated by Bank of America.

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(3-year hold)

Any notice which either party hereto may be required or permitted to give to the other shall be in writing and may be delivered personally, by intraoffice mail, by fax, by electronic mail or other electronic means, or via a postal service, postage prepaid, to such electronic mail or postal address and directed to such person as Bank of America may notify you from time to time; and to you at your electronic mail or postal address as shown on the records of Bank of America from time to time, or at such other electronic mail or postal address as you, by notice to Bank of America, may designate in writing from time to time.

11.	Regardless of any action Bank of America or your employer takes with respect to any or all income tax, payroll tax or other tax-related withholding (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items owed by you is and remains your responsibility and that Bank of America and/or your employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option grant, including the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (ii) do not commit to structure the terms of the grant or any aspect of the Option to reduce or eliminate your liability for Tax-Related Items.

Prior to exercise of the Option, you shall pay or make adequate arrangements satisfactory to Bank of America and/or your employer to satisfy all withholding obligations of Bank of America and/or your employer. In this regard, you authorize Bank of America and/or your employer to withhold all applicable Tax-Related Items legally payable by you from your wages or other cash compensation paid to you by Bank of America and/or your employer or from proceeds of the sale of the Shares. Alternatively, or in addition, to the extent permissible under applicable law, Bank of America may (i) sell or arrange for the sale of Shares that you acquire to meet the withholding obligation for Tax-Related Items, and/or (ii) withhold in Shares, provided that Bank of America only withholds the amount of Shares necessary to satisfy the minimum withholding amount. Finally, you shall pay to Bank of America or your employer any amount of Tax-Related Items that Bank of America or your employer may be required to withhold as a result of your participation in the Stock Plan or your purchase of Shares that cannot be satisfied by the means previously described. Bank of America may refuse to honor the exercise and refuse to deliver the Shares if you fail to comply with your obligations in connection with the Tax-Related Items as described in this paragraph 11.

12.	The validity, construction and effect of this Agreement are governed by, and subject to, the laws of the State of Delaware and the laws of the United States, as provided in the Plan. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or this Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of North Carolina and agree that such litigation shall be conducted solely in the courts of Mecklenburg County, North Carolina or the federal courts for the United States for the Western District of North Carolina, where this grant is made and/or to be performed, and no other courts.

13.	In the event any provision of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Agreement, and the Agreement shall be construed and enforced as if the illegal or invalid provision had not been included. This Agreement constitutes the final understanding between you and Bank of America regarding the Option. Any prior agreements, commitments or negotiations concerning the Option are superseded. Subject to the terms of the Plan, this Agreement may only be amended by a written instrument signed by both parties.

IN WITNESS WHEREOF, Bank of America has caused this Agreement to be executed by its duly authorized officer, and you have hereunto set your hand, all effective as of the Grant Date listed above.

BANK OF AMERICA CORPORATION		ASSOCIATE

By:

	Chief Executive Officer and President	SSN:

2005 U.S. Stk Opt

(3-Year hold)

Exhibit A

Bank of America Corporation

2003 Key Associate Stock Plan

VESTING OF STOCK OPTION AWARD

(a) VESTING SCHEDULE. The Option shall vest and become exercisable on February 1, 2008 (i.e., the third anniversary of the Grant Date) if you remain employed with Bank of America and its Subsidiaries through that date.

(b) EFFECT OF TERMINATION OF EMPLOYMENT ON VESTING. The termination of your employment with Bank of America and its Subsidiaries before the vesting date in paragraph (a) above shall affect the vesting of the Option depending on the reason for termination as follows:

Death, Disability, Retirement, Workforce Reduction or Divestiture: To the extent the Option was not already vested pursuant to paragraph (a) above, the Option shall become fully (100%) vested as of the date of your death, Disability, Retirement or termination of employment due to Workforce Reduction or Divestiture.

Cause: The Option shall immediately terminate and be forfeited as of the date of termination of employment, even if it had previously vested to any extent pursuant paragraph (a) above prior to termination of employment.

All Other Terminations: Any portion of the Option that was not already vested pursuant to paragraph (a) above as of the date of termination of employment shall terminate and be forfeited as of such date.

The Option, to the extent vested as provided by this paragraph (b), shall remain exercisable following termination of employment pursuant to the provisions of paragraph 3 of the Award Agreement.

(c) DEFINED TERMS. For purposes of this Exhibit B and the Award Agreement, the following terms shall have the following meanings:

All Other Terminations means any termination of your employment with Bank of America and its Subsidiaries, whether initiated by you or your employer, other than a termination due to your death or Disability and other than a termination which constitutes Retirement, Workforce Reduction, Divestiture or Cause.

Cause shall be defined as that term is defined in your offer letter or other applicable employment agreement; or, if there is no such definition, “Cause” means a termination of your employment with Bank of America and its Subsidiaries if it occurs in conjunction with a determination by your employer that you have (i) committed an act of fraud or dishonesty in the course of your employment; (ii) been convicted of (or plead no contest with respect to) a crime constituting a felony; (iii) failed to perform your job function(s), which Bank of America views as being material to your position and the overall business of Bank of America and its Subsidiaries under circumstances where such failure is detrimental to Bank of America or any Subsidiary; (iv) materially breached any written policy applicable to employees of Bank of America and its Subsidiaries including, but not limited to, the Bank of America Corporation Code of Ethics and General Policy on Insider Trading; or (v) made an unauthorized disclosure of any confidential or proprietary information of Bank of America or its Subsidiaries or have committed any other material violation of Bank of America’s written policy regarding Confidential and Proprietary Information.

Disability is as defined in the Plan.

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(EIC Plan)

Divestiture means a termination of your employment with Bank of America and its Subsidiaries as the result of a divestiture or sale of a business unit as determined by your employer based on the personnel records of Bank of America and its Subsidiaries.

Retirement means your termination of employment with Bank of America and its Subsidiaries (including due to your death or Disability but excluding for Cause) after you have (i) completed at least ten (10) years of “Vesting Service” under the tax-qualified Pension Plan sponsored by Bank of America in which you participate and (ii) attained a combined age and years of “Vesting Service” equal to at least sixty (60).

Workforce Reduction means your termination of employment with Bank of America and its Subsidiaries as a result of a labor force reduction, realignment or similar measure as determined by your employer and (i) you receive severance pay under the Corporate Severance Program (or any successor program) upon termination of employment, or (ii) if not eligible to receive such severance pay, you are notified in writing by an authorized officer of Bank of America or any Subsidiary that the termination is as a result of such action. Your termination of employment shall not be considered due to Workforce Reduction unless you have first executed all documents required under the Corporate Severance Program or otherwise, including without limitation any required release of claims.

2005 US RSU

(EIC Plan)

2003 KEY ASSOCIATE STOCK PLAN

RESTRICTED STOCK UNITS AWARD AGREEMENT

GRANTED TO	GRANT DATE	NUMBER OF RESTRICTED STOCK UNITS	FAIR MARKET VALUE PER SHARE
$

Note: The number of Restricted Stock Units is based on a “divisor price” of $______, which is the five-day average closing price of Bank of America Corporation common stock for the five business days immediately preceding and including the grant date, February 15, 2005.

This Restricted Stock Units Award Agreement and all Exhibits hereto (the “Agreement”) is made between Bank of America Corporation, a Delaware corporation (“Bank of America”), and you, an employee of Bank of America or one of its Subsidiaries.

Bank of America sponsors the Bank of America Corporation 2003 Key Associate Stock Plan (the “Stock Plan”). A prospectus describing the Stock Plan has been delivered to you. The Stock Plan itself is available upon request, and its terms and provisions are incorporated herein by reference. When used herein, the terms which are defined in the Stock Plan shall have the meanings given to them in the Stock Plan, as modified herein (if applicable).

The Restricted Stock Units covered by this Agreement are being awarded to you in connection with your participation in the Bank of America Corporation Executive Incentive Compensation Plan, subject to the following terms and provisions:

1.	Subject to the terms and conditions of the Stock Plan and this Agreement, Bank of America awards to you the number of Restricted Stock Units shown above. Each Restricted Stock Unit shall have a value equal to the Fair Market Value of one (1) share of Bank of America common stock.

2.	You acknowledge having read the Prospectus and agree to be bound by all the terms and conditions of the Stock Plan and this Agreement.

3.	If a cash dividend is paid with respect to Bank of America common stock, you shall be paid in cash at the same time as cash dividends on actual shares of Bank of America common stock are paid an amount equal to the total cash dividend you would have received had your Restricted Stock Units been actual shares of Bank of America common stock.

4.	The Restricted Stock Units covered by this award shall become earned by, and payable to, you in the amounts and on the dates shown on the enclosed Exhibit A.

5.

You agree that you shall comply with (or provide adequate assurance as to future compliance with) all applicable securities laws and income tax laws as determined by Bank of America as a condition precedent to the delivery of any shares of Bank of America common stock pursuant to this Agreement. In addition, you agree that, upon request, you will furnish a letter agreement providing that (i) you will not distribute or resell

2005 US RSU

(EIC Plan)

any of said shares in violation of the Securities Act of 1933, as amended, (ii) you will indemnify and hold Bank of America harmless against all liability for any such violation and (iii) you will accept all liability for any such violation.

6.	By executing and returning a Beneficiary Designation Form, you may designate a beneficiary to receive payment in connection with the Restricted Stock Units awarded hereunder in the event of your death while in service with Bank of America. If you do not designate a beneficiary or if your designated beneficiary does not survive you, then your beneficiary will be your estate. A Beneficiary Designation Form has been included in your award package and may also be obtained by contacting Executive Compensation as described in the Prospectus.

7.	The existence of this award shall not affect in any way the right or power of Bank of America or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in Bank of America’s capital structure or its business, or any merger or consolidation of Bank of America, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or convertible into, or otherwise affecting the Bank of America common stock or the rights thereof, or the dissolution or liquidation of Bank of America, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

8.	Bank of America may, in its sole discretion, decide to deliver any documents related to this grant or future Awards that may be granted under the Plans by electronic means or request your consent to participate in the Plans by electronic means. You hereby consent to receive such documents by electronic delivery and, if requested, agree to participate in the Plans through an on-line or electronic system established and maintained by Bank of America or another third party designated by Bank of America.

Any notice which either party hereto may be required or permitted to give to the other shall be in writing and may be delivered personally, by intraoffice mail, by fax, by electronic mail or other electronic means, or via a postal service, postage prepaid, to such electronic mail or postal address and directed to such person as Bank of America may notify you from time to time; and to you at your electronic mail or postal address as shown on the records of Bank of America from time to time, or at such other electronic mail or postal address as you, by notice to Bank of America, may designate in writing from time to time.

9.	Regardless of any action Bank of America or your employer takes with respect to any or all income tax, payroll tax or other tax-related withholding (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items owed by you is and remains your responsibility and that Bank of America and/or your employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the grant of Restricted Stock Units, including the grant and vesting the Restricted Stock Units, the subsequent sale of Shares acquired upon the vesting of the Restricted Stock Units and the receipt of any dividends; and (ii) do not commit to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate your liability for Tax-Related Items.

In the event Bank of America determines that it and/or your employer must withhold any Tax-Related Items as a result of your participation in the Stock Plan, you agree as a condition of the grant of the Restricted Stock Units to make arrangements satisfactory to Bank of America and/or your employer to enable it to satisfy all withholding requirements, including, but not limited to, withholding any applicable Tax-Related Items from the pay-out of the Restricted Stock Units. In addition, you authorize Bank of America and/or your employer to fulfill its withholding obligations by all legal means, including, but not limited to: withholding Tax-Related Items from your wages, salary or other cash compensation your employer pays to you; withholding Tax-Related Items from the cash proceeds, if any, received upon sale of any Shares received in payment for your Restricted Stock Units; and at the time of payment, withholding Shares sufficient to meet minimum withholding obligations for Tax-Related Items. Bank of

2005 US RSU

(EIC Plan)

America may refuse to issue and deliver Shares in payment of any earned Restricted Stock Units if you fail to comply with any withholding obligation.

10.	The validity, construction and effect of this Agreement are governed by, and subject to, the laws of the State of Delaware and the laws of the United States, as provided in the Plans. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or this Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of North Carolina and agree that such litigation shall be conducted solely in the courts of Mecklenburg County, North Carolina or the federal courts for the United States for the Western District of North Carolina, where this grant is made and/or to be performed, and no other courts.

11.	In the event any provision of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Agreement, and the Agreement shall be construed and enforced as if the illegal or invalid provision had not been included. This Agreement constitutes the final understanding between you and Bank of America regarding the Restricted Stock Units. Any prior agreements, commitments or negotiations concerning the Restricted Stock Units are superseded. Subject to the terms of the Stock Plan, this Agreement may only be amended by a written instrument signed by both parties.

IN WITNESS WHEREOF, Bank of America has caused this Agreement to be executed by its duly authorized officer effective as of the Grant Date listed above.

BANK OF AMERICA CORPORATION

By:
Chief Executive Officer and President

2005 US RSU

(EIC Plan)

Exhibit A

Bank of America Corporation

2003 KEY ASSOCIATE STOCK PLAN

Payment of Restricted Stock Units

(a) Payment Schedule. Subject to the provisions of paragraph (b) below, the Restricted Stock Units shall become earned and payable on February 15, 2008 (i.e., the third anniversary of the Grant Date) if you remain employed with Bank of America and its Subsidiaries through that date. Shares will be issued as soon as administratively practicable, generally within 15 days after the payment date.

(b) Termination of Employment Prior To Payment. If your employment with Bank of America and its Subsidiaries terminates prior to the above payment date, then any unearned Restricted Stock Units shall become earned and payable or be forfeited depending on the reason for termination as follows:

(i)	Death, Disability, Retirement, or Termination by Bank of America due to Workforce Reduction or Divestiture. Any unearned Restricted Stock Units shall become immediately earned and payable as of the date of your termination of employment if your termination is due to (i) death, (ii) Disability, (iii) Retirement, (iv) Workforce Reduction or (v) Divestiture. (Shares will be issued as soon as administratively practicable, generally within 30 days after notification of termination from the payroll system.)

(ii)	Termination by Bank of America Without Cause. If your employment is terminated by your employer without Cause (not including Workforce Reduction or Divestiture), then any unearned Restricted Stock Units shall become immediately earned and payable as of such date. (Shares will be issued as soon as administratively practicable, generally within 30 days after notification of termination from the payroll system.)

(iii)	Termination by Bank of America With Cause. If your employment is terminated by your employer with Cause, then any unearned Restricted Stock Units shall be immediately forfeited as of your employment termination date.

(iv)	Termination by You With Good Reason. Pursuant to the terms of the Employment Agreement between you and Bank of America dated October 27, 2003 that became effective upon consummation of the merger with FleetBoston Financial Corporation (the “Employment Agreement”), if, during the “Employment Period,” you shall terminate employment for “Good Reason,” then the Restricted Stock Units shall become earned and payable to the extent the Restricted Stock Units would have become earned and payable in accordance with the terms above during the two year period following the “Date of Termination” (for purposes of this Exhibit, all such terms are as defined in the Employment Agreement). (Shares will be issued as soon as administratively practicable, generally within 30 days after notification of termination from the payroll system.) To the extent the Restricted Stock Units do not thereby become earned and payable, they shall be immediately forfeited as of your Date of Termination.

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(3-year hold)

(v)	Termination by You Without Good Reason. If you voluntarily terminate your employment (other than Retirement) without Good Reason, then any unearned Restricted Stock Units shall be immediately forfeited as of your employment termination date.

(c) Form of Payment. Payment of Restricted Stock Units shall be payable in the form of one share of common stock for each Restricted Stock Unit that is payable.

(d) Definitions. For purposes hereof, the following terms shall have the following meanings:

“Cause” shall be defined as that term is defined in your Employment Agreement.

“Divestiture” means a termination of your employment with Bank of America and its Subsidiaries as the result of a divestiture or sale of a business unit as determined by your employer based on the personnel records of Bank of America and its Subsidiaries.

“Retirement” means your termination of employment with Bank of America and its Subsidiaries (including due to your death or Disability but excluding for Cause) after you have (i) completed at least ten (10) years of “Vesting Service” under the tax-qualified Pension Plan sponsored by Bank of America in which you participate and (ii) attained a combined age and years of “Vesting Service” equal to at least sixty (60).

“Workforce Reduction” means your termination of employment with Bank of America and its Subsidiaries as a result of a labor force reduction, realignment or similar measure as determined by your employer and (i) you receive severance pay under the Corporate Severance Program (or any successor program) upon termination of employment, or (ii) if not eligible to receive such severance pay, you are notified in writing by an authorized officer of Bank of America or any Subsidiary that the termination is as a result of such action. Your termination of employment shall not be considered due to Workforce Reduction unless you have first executed all documents required under the Corporate Severance Program or otherwise, including without limitation any required release of claims.

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(3-year hold)

2003 KEY ASSOCIATE STOCK PLAN

STOCK OPTION AWARD AGREEMENT

GRANTED TO	GRANT DATE	EXPIRATION DATE	NUMBER OF SHARES	OPTION PRICE PER SHARE
$

This Stock Option Award Agreement and all Exhibits hereto (the “Agreement”) is made between Bank of America Corporation, a Delaware corporation (“Bank of America”), and you, an associate of Bank of America or one of its Subsidiaries.

Bank of America sponsors the Bank of America Corporation 2003 Key Associate Stock Plan (the “Plan”). A Prospectus describing the Plan has been delivered to you. The Plan itself is available upon request, and its terms and provisions are incorporated herein by reference. When used herein, the terms which are defined in the Plan shall have the meanings given to them in the Plan, as modified herein (if applicable).

You and Bank of America mutually covenant and agree as follows:

1.	Subject to the terms and conditions of the Plan and this Agreement, Bank of America grants to you the option (the “Option”) to purchase from Bank of America the above-stated number of Shares of Bank of America Common Stock at the Option Price per share stated above. This Option is not intended to be an Incentive Stock Option. You acknowledge having read the Prospectus and agree to be bound by all of the terms and conditions of the Plan.

2.	This Option vests and is exercisable by you as described on Exhibit A attached hereto and incorporated herein by reference. The manner of exercising the Option and the method for paying the applicable Option Price shall be as set forth in the Plan. Any applicable withholding taxes must also be paid by you in accordance with the Plan. Shares issued upon exercise of the Option shall be issued solely in your name. The right to purchase Shares pursuant to the Option shall be cumulative so that when the right to purchase additional Shares has vested pursuant to the schedule on Exhibit A, such Shares or any part thereof may be purchased thereafter until the expiration of the Option.

3.	In the event of your termination of employment with Bank of America and its Subsidiaries and subject to the provisions of this paragraph 3 and Exhibit A, this Option shall expire on the earlier of the Expiration Date stated above or the following cancellation date depending on the reason for termination:

Reason for Termination	Cancellation Date

Retirement	Expiration Date (as stated above)
Death or Disability	12 months from termination date
Workforce Reduction or Divestiture	12 months from termination date
Cause	termination date
Involuntary Termination Without Cause or Voluntary Termination With or Without Good Reason	90 days from termination date

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The reasons for termination are as defined on Exhibit A. For purposes of this Agreement, your employment termination date will be determined by the Plan Committee based on the personnel records of Bank of America and its Subsidiaries and will be prior to your commencement of any period of severance pay, if applicable.

4.	The Option may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. If the Option is exercisable following your death, the Option shall be exercisable by such person empowered to do so under your will, or if you fail to make a testamentary disposition of the Option or shall have died intestate, by your executor or other legal representative.

5.	“Net Profit Shares” (as defined below) acquired upon exercise of the Option must be held by you until the earlier of (i) the third anniversary of the exercise date or (ii) the date of your termination of employment with Bank of America and its Subsidiaries. Any attempt to sell, transfer, pledge, assign or otherwise alienate or hypothecate Net Profit Shares prior to completion of such period shall be null and void. For purposes hereof, “Net Profit Shares” means the aggregate number of Shares with respect to which the Option is exercised minus Shares having an aggregate Fair Market Value as of the exercise date equal to the sum of (x) the aggregate Option Price with respect to the exercise and (y) the amount of all applicable taxes with respect to the exercise, assuming your maximum applicable federal, state and local tax rates for such purpose.

6.	If your employment with Bank of America and its Subsidiaries is terminated for Cause, any Net Profit Shares held by you on the date of termination that have not yet become transferable in accordance with paragraph 5 above shall be immediately forfeited. In that case, (i) your right to vote and to receive cash dividends on, and all other rights, title or interest in, to or with respect to, such forfeited Net Profit Shares shall automatically, without further act, terminate and (ii) such forfeited Net Profit Shares shall be returned to Bank of America. You hereby irrevocably appoint (which appointment is coupled with an interest) Bank of America as your agent and attorney-in-fact to take any necessary or appropriate action to cause such forfeited Net Profit Shares to be returned to Bank of America, including without limitation executing and delivering stock powers and instruments of transfer, making endorsements and/or making, initiating or issuing instructions or entitlement orders, all in your name and on your behalf. You hereby ratify and approve all acts done by Bank of America as such attorney-in-fact. Without limiting the foregoing, you expressly acknowledge and agree that any transfer agent for such forfeited Net Profit Shares is fully authorized and protected in relying on, and shall incur no liability in acting on, any documents, instruments, endorsements, instructions, orders or communications from Bank of America in connection with such forfeited Net Profit Shares or the transfer thereof, and that any such transfer agent is a third party beneficiary of this Agreement.

7.	Bank of America reserves the right to have restrictive legends placed on the Net Profit Shares or to require you to hold the Net Profit Shares with a broker designated by Bank of America. If any such broker requires from you an instruction letter (substantially in the form attached hereto as Exhibit B or in such other form as the broker may reasonably require) authorizing the broker to follow the written instructions of Bank of America regarding the disposition of the Net Profit Shares if the Net Profit Shares are forfeited in accordance with paragraph 6 above, then you agree to promptly execute such instruction letter as and when requested.

8.	You agree that, upon request, you will furnish a letter agreement providing (i) that you will not distribute or resell in violation of the Securities Act of 1933, as amended, any of the Shares acquired upon your exercise of the Option, (ii) that you indemnify and hold Bank of America harmless against all liability for any such violation and (iii) that you will accept all liability for any such violation.

9.	The existence of this Option shall not affect in any way the right or power of Bank of America or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in Bank of America’s capital structure or its business, or any merger or consolidation of Bank of America, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of Bank of America, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

10.	Bank of America may, in its sole discretion, decide to deliver any documents related to this Option grant or future Awards that may be granted under the Plan by electronic means or request your consent to participate in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and, if requested, agree to participate in the Plan through an on-line or electronic system established and maintained by Bank of America or another third party designated by Bank of America.

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Any notice which either party hereto may be required or permitted to give to the other shall be in writing and may be delivered personally, by intraoffice mail, by fax, by electronic mail or other electronic means, or via a postal service, postage prepaid, to such electronic mail or postal address and directed to such person as Bank of America may notify you from time to time; and to you at your electronic mail or postal address as shown on the records of Bank of America from time to time, or at such other electronic mail or postal address as you, by notice to Bank of America, may designate in writing from time to time.

11.	Regardless of any action Bank of America or your employer takes with respect to any or all income tax, payroll tax or other tax-related withholding (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items owed by you is and remains your responsibility and that Bank of America and/or your employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option grant, including the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (ii) do not commit to structure the terms of the grant or any aspect of the Option to reduce or eliminate your liability for Tax-Related Items.

Prior to exercise of the Option, you shall pay or make adequate arrangements satisfactory to Bank of America and/or your employer to satisfy all withholding obligations of Bank of America and/or your employer. In this regard, you authorize Bank of America and/or your employer to withhold all applicable Tax-Related Items legally payable by you from your wages or other cash compensation paid to you by Bank of America and/or your employer or from proceeds of the sale of the Shares. Alternatively, or in addition, to the extent permissible under applicable law, Bank of America may (i) sell or arrange for the sale of Shares that you acquire to meet the withholding obligation for Tax-Related Items, and/or (ii) withhold in Shares, provided that Bank of America only withholds the amount of Shares necessary to satisfy the minimum withholding amount. Finally, you shall pay to Bank of America or your employer any amount of Tax-Related Items that Bank of America or your employer may be required to withhold as a result of your participation in the Stock Plan or your purchase of Shares that cannot be satisfied by the means previously described. Bank of America may refuse to honor the exercise and refuse to deliver the Shares if you fail to comply with your obligations in connection with the Tax-Related Items as described in this paragraph 11.

12.	The validity, construction and effect of this Agreement are governed by, and subject to, the laws of the State of Delaware and the laws of the United States, as provided in the Plan. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or this Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of North Carolina and agree that such litigation shall be conducted solely in the courts of Mecklenburg County, North Carolina or the federal courts for the United States for the Western District of North Carolina, where this grant is made and/or to be performed, and no other courts.

13.	In the event any provision of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Agreement, and the Agreement shall be construed and enforced as if the illegal or invalid provision had not been included. This Agreement constitutes the final understanding between you and Bank of America regarding the Option. Any prior agreements, commitments or negotiations concerning the Option are superseded. Subject to the terms of the Plan, this Agreement may only be amended by a written instrument signed by both parties.

IN WITNESS WHEREOF, Bank of America has caused this Agreement to be executed by its duly authorized officer, and you have hereunto set your hand, all effective as of the Grant Date listed above.

BANK OF AMERICA CORPORATION		ASSOCIATE

By:

	Chief Executive Officer and President	SSN:

2005 U.S. Stk Opt

(3-year hold)

Exhibit A

Bank of America Corporation

2003 Key Associate Stock Plan

VESTING OF STOCK OPTION AWARD

(a) VESTING SCHEDULE. The Option shall vest and become exercisable on February 1, 2008 (i.e., the third anniversary of the Grant Date) if you remain employed with Bank of America and its Subsidiaries through that date.

(b) EFFECT OF TERMINATION OF EMPLOYMENT ON VESTING. The termination of your employment with Bank of America and its Subsidiaries before the vesting date in paragraph (a) above shall affect the vesting of the Option depending on the reason for termination as follows:

Death, Disability, Retirement, Workforce Reduction or Divestiture: To the extent the Option was not already vested pursuant to paragraph (a) above, the Option shall become fully (100%) vested as of the date of your death, Disability, Retirement or termination of employment due to Workforce Reduction or Divestiture.

Cause: The Option shall immediately terminate and be forfeited as of the date of termination of employment, even if it had previously vested to any extent pursuant paragraph (a) above prior to termination of employment.

Involuntary Termination Without Cause or Voluntary Termination for Good Reason. Pursuant to the terms of the Employment Agreement between you and Bank of America dated October 27, 2003 that became effective upon consummation of the merger with FleetBoston Financial Corporation (the “Employment Agreement”), if, during the “Employment Period,” Bank of America shall terminate your employment other than for “Cause” or you shall terminate employment for “Good Reason,” then the Option shall vest immediately to the extent the Option would have vested in accordance with its terms during the two year period following the “Date of Termination” (for purposes of this Exhibit, all such terms are as defined in the Employment Agreement).

Voluntary Termination Without Good Reason: Any portion of the Option that was not already vested pursuant to paragraph (a) above as of the date of termination of employment shall terminate and be forfeited as of such date.

The Option, to the extent vested as provided by this paragraph (b), shall remain exercisable following termination of employment pursuant to the provisions of paragraph 3 of the Award Agreement.

(c) DEFINED TERMS. For purposes of this Exhibit B and the Award Agreement, the following terms shall have the following meanings:

Cause shall be defined as that term is defined in your Employment Agreement.

Disability is as defined in the Plan.

Divestiture means a termination of your employment with Bank of America and its Subsidiaries as the result of a divestiture or sale of a business unit as determined by your employer based on the personnel records of Bank of America and its Subsidiaries.

Retirement means your termination of employment with Bank of America and its Subsidiaries (including due to your death or Disability but excluding for Cause) after you have (i) completed at least ten (10) years of “Vesting Service” under the tax-qualified Pension Plan sponsored by Bank of America in which

2004 US RSU

(EIC Plan)

you participate and (ii) attained a combined age and years of “Vesting Service” equal to at least sixty (60).

Workforce Reduction means your termination of employment with Bank of America and its Subsidiaries as a result of a labor force reduction, realignment or similar measure as determined by your employer and (i) you receive severance pay under the Corporate Severance Program (or any successor program) upon termination of employment, or (ii) if not eligible to receive such severance pay, you are notified in writing by an authorized officer of Bank of America or any Subsidiary that the termination is as a result of such action. Your termination of employment shall not be considered due to Workforce Reduction unless you have first executed all documents required under the Corporate Severance Program or otherwise, including without limitation any required release of claims.

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(3-year hold)